UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
May 14, 2026
CALIBERCOS INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-41703	47-2426901
(Commission File Number)	(IRS Employer Identification No.)

8901 E. Mountain View Rd. Ste. 150, Scottsdale, AZ	85258
(Address of Principal Executive Offices)	(Zip Code)
(480) 295-7600
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.001	CWD	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

CaliberCos Inc. (the “Company”) held its 2026 annual meeting of stockholders on May 14, 2026 (the “Annual Meeting”). For more information about the proposals set forth below, please see the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on March 31, 2026.

As of the March 20, 2026 record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting, 6,682,240 shares of Class A common stock, par value $0.001 per share (the “Class A Common Stock”) and 370,822 shares of Class B common stock, par value $0.001 per share (the “Class B Common Stock” and, with the Class A Common Stock, the “Common Stock”) were issued and outstanding shares and entitled to vote. Each share of Class A Common Stock was entitled to one (1) vote per share and each share of Class B Common Stock was entitled to ten (10) votes per share, voting together as a single class. A total of 7,053,062 shares of Common Stock representing 10,390,460 votes, were entitled to vote at the Annual Meeting. Present, in person or by proxy, at the Annual Meeting, were 2,653,353 shares of Common Stock, representing 5,990,751 votes, or 57.656%, constituting a quorum pursuant to the Company’s Amended and Restated Bylaws, as amended.

The following are the final votes on the proposals presented to stockholders for approval at the Annual Meeting.

Proposal 1: Election of five directors to serve for a term ending as of the Company’s annual meeting in 2027.

Director Nominee	For	Against	Abstain	Broker Non-Votes
John C. Loeffler, II	4,344,746	-	28,874	1,617,131
Jennifer Schrader	4,351,161	-	22,459	1,617,131
William J. Gerber	4,336,718	-	36,901	1,617,132
Lawrence X. Taylor III	4,343,396	-	30,224	1,617,131
Jerome Alan Reid, Jr.	4,344,219	-	29,401	1,617,131

Proposal 2: Ratification of the appointment of Urish Popeck & Co., LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026.

For	Against	Abstain	Broker Non-Votes
5,864,763	66,964	59,024	—
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CaliberCos Inc.

Date: May 15, 2026

	By:	/s/ John C. Loeffler, II
	Name:	John C. Loeffler, II
	Title:	Chief Executive Officer